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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-16590, 33-25586, 33-25587, 33-32521, 33-38241,
33-45010, 33-87490, 33-87492, 33-87496, 33-62463, and 33-62465) of Nellcor
Puritan Bennett Incorporated of our report dated July 31, 1996, appearing on page 47 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K for the year ended July 7, 1996.

PRICE WATERHOUSE LLP

San Francisco, California
October 4, 1996